Putnam
Global Equity
Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

We are pleased to report that Putnam Global Equity Fund delivered strong returns for the fiscal year ended October 31, 2003. The fund's underweighting in European and Japanese stocks and its focus on higher-quality issues, however, kept it from participating fully in the global equity markets' rally during the period. As a result, it underperformed both its benchmark index and its Lipper peer group average. On the following pages you will find a summary as well as the management team's discussion of performance and strategy. The management team also provides its view of prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003


Report from Fund Management

Fund highlights

* Putnam Global Equity Fund class A shares returned 21.56% at net asset value ("NAV") and 14.57% at public offering price ("POP") for the fiscal year that ended October 31, 2003.

* The fund underperformed the 23.71% return of its benchmark, the Morgan Stanley Capital International ("MSCI") World Index, because of differences in portfolio composition, particularly in the technology and capital goods sectors, and in the European and Japanese markets.

* The fund also underperformed the 23.59% average return of its peer group, the Lipper Global Funds category, because many competing funds had greater exposure to Japanese equities.

* See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

Global stock markets had unusually robust returns during the fund's fiscal year, which began November 1, 2002. At the start of the fiscal year, global markets were in the midst of recovery from low levels that resulted from the combination of the 2002 global economic contraction and credit crunch. A sustained recovery began in March and April, as U.S. and U.K. forces occupied and liberated Iraq and public health officials in Asia contained the SARS epidemic. Since then, markets around the world have rallied impressively, helped along by monetary stimulus from many central banks. During the period, we positioned the portfolio cautiously, believing the global economy remained fundamentally fragile. We considered it prudent to favor high-quality companies with strong cash flows and low debt burdens. Unfortunately, this positioning made the fund less competitive in the short run because many stocks with weaker cash flows and higher debts led global markets over the past several months.

FUND PROFILE

Putnam Global Equity Fund seeks capital appreciation by investing mainly in common stocks of large and midsize companies worldwide. The fund targets stocks that offer a combination of growth potential and attractive valuations. It may be appropriate for investors seeking capital appreciation and willing to accept the risks of investing in markets outside the United States.


Market overview

Global market conditions clearly improved during the fund's fiscal year. In the United States, low interest rates, tax cuts, and a strong housing sector combined with new corporate investment to lift quarterly economic growth from about 1% early in the fiscal period to about 8% in the third quarter of 2003 (from July through September). Against this backdrop, many U.S. companies achieved their best profit growth in years.

The United Kingdom, the second-largest market represented in the portfolio, bore many similarities to the United States such as positive economic growth and an extremely robust real estate market. But unlike the United States, the British government appears poised to increase taxes to fund public services, and the Bank of England has already started to raise interest rates.

European markets outside the United Kingdom have been stagnant, with high rates of unemployment. Although the European Central Bank lowered interest rates during the fiscal period, they remain relatively high based on global comparisons, which is forcing companies and governments to undertake structural reforms to boost competitiveness.

Japan attracted the interest of investors during the past year as its economy expanded and because the Bank of Japan introduced some extraordinary measures, including direct purchases of corporate bonds, in an effort to cure deflation. Japanese stocks rallied strongly, leading the world in the latter half of the fund's period. In our view, this rally was much stronger than conditions justified. The number of Japanese companies achieving significantly better business results has grown only modestly.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
MSCI World Index (global stocks)                                         23.71%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                   27.03%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                       20.80%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government bonds)          14.28%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)    30.49%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                           4.90%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)        2.90%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

Our stock selection strategy is built on a strong awareness of valuations -- we try to own stocks that we believe are priced below their worth. We do this because such stocks, in our view, have the most potential to appreciate and tend to have less downside risk. With regard to country weightings relative to the benchmark, we had overweight positions in Asian and Latin American emerging markets and we were neutral regarding the United States, primarily because we believed these markets had the most supportive economic conditions. Most of the fund's largest overweightings were stocks of leading U.S. financial companies.

We kept the fund underweight in Japan and Europe because these economies were relatively weaker and companies in these countries appeared to have less attractive growth prospects. In Europe we favored stocks that had more attractive valuations than their U.S. competitors, as well as attractive cash flows. In Japan, the recent market rally has made the valuations of many stocks less attractive. We favored Japanese companies that manage themselves as global companies focused on international competition. These companies have benefited from the increase in global growth and from the Bank of Japan's efforts to encourage exports by keeping the yen cheap relative to the dollar.

With regard to sectors, we have had few major overweights or underweights. Given our defensive positioning, we favored many well-established financial, health-care, and energy stocks. We did not jump into the frenzy for technology stocks as they recovered, though we did add modestly to this sector during the summer.


[GRAPHIC OMITTED: horizontal bar chart TOP COUNTRY WEIGHTINGS COMPARED]

TOP COUNTRY WEIGHTINGS COMPARED

                             as of 4/30/03         as of 10/31/03

United States                   57.1%                 58.1%

United Kingdom                   9.4%                 10.2%

Japan                            4.5%                  6.1%

France                           4.8%                  4.0%

Germany                          0.5%                  2.9%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

As we have already noted, many of the stocks that led during the global market rally were companies that we believe appeared somewhat questionable earlier in the year but strengthened to overcome investors' doubts. That was true for the fund's top performers as well. A holding that contributed some of the best results for the fund was Capital One, a large U.S. credit card and consumer lending company. This stock was hit hard during the 2002 credit crunch, but we considered it attractive based on our research. It has performed very well since March 2003.

Tyco was another holding that overcame many negatives. Press coverage of the court cases involving former executives has been an embarrassing sideshow, but we believe that new executive leadership is keeping this conglomerate on the road to recovery. The market has rewarded Tyco with steady appreciation since March 2003.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  Total SA Class B
   France
   Oil and gas

2  Microsoft Corp.
   United States
   Software

3  Freddie Mac
   United States
   Financial

4  Pfizer, Inc.
   United States
   Pharmaceuticals

5  HSBC Holdings PLC
   United Kingdom
   Banking

6  Altria Group, Inc.
   United States
   Tobacco

7  Citigroup, Inc.
   United States
   Financial

8  U.S. Bancorp
   United States
   Banking

9  AstraZeneca PLC
   United Kingdom
   Pharmaceuticals

10 Fifth Third Bancorp
   United States
   Banking

Footnote reads:
These holdings represent 24.7% of the fund's net assets as of 10/31/03. The fund's holdings will change over time.


In contrast, one holding in which we had confidence -- Freddie Mac -- has yet to overcome the market's doubts. Although the company is performing well fundamentally, the stock is under clouds because of the resignations of former executives, a restatement of past earnings, and political pressure in Washington to dilute its backing from the federal government. We consider Freddie Mac undervalued and believe its strong cash flow and earnings growth prospects will eventually prove rewarding, but it had negative results during the fiscal year.

Our positioning in technology stocks had mixed results. Among the top contributors were Computer Associates, which we sold after it appreciated, and Samsung, the electronics conglomerate based in South Korea. Another strong performer was YahooJapan, which in Japan is a combination of a Web portal, an Internet service provider, and an auction site similar to eBay in the United States. Also, YahooJapan was added to the First Section of the Tokyo Stock Exchange, a distinction that may make the stock attractive to more investors. However, in addition to these technology holdings, we had underweighted Intel, a stock that outperformed the market and which also appreciated after we sold it.

The fund's exposure to health-care stocks dampened performance due to general weakness across the sector. Two large fund holdings, Pfizer and Cardinal Healthcare, after performing well from March until July, slumped in the final months of the fiscal period.

In the closing months of the year, our greater confidence in global economies prompted us to add to several stocks that depend more on an upswing to achieve attractive earnings. These included two German stocks, T-Online, an Internet service provider, and Porsche, a luxury and sports-car company; Funai Electric Japan, a Japan-based technology company; and Forest Laboratories, a pharmaceutical company in the United States. These stocks experienced volatility in September and October, but have generally contributed gains through the end of the period. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS AS OF 10/31/03]

TOP SECTOR WEIGHTINGS AS OF 10/31/03

Banking                    12.9%

Pharmaceuticals             8.5%

Retail                      6.4%

Oil and gas                 6.2%

Financial                   5.0%

Footnote reads:
Weightings are shown as a percentage of net assets. Holdings will vary over time


The fund's management team

The fund is managed by the Putnam Global Core Team. The members of the team are Paul Warren (Portfolio Leader), Mark Bogar (Portfolio Member), Shigeki Makino (Portfolio Member), Steve Oler (Portfolio Member) and David Gerber.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Global stocks appreciated unusually rapidly in the second half of the fund's fiscal year and we do not anticipate that they will continue to advance at this rate. Nevertheless, we think conditions remain supportive for stocks. We believe there has been a fundamental improvement in the global economy. While the U.S. economy is likely to grow more slowly than the 8% level seen in the third quarter, it should, in our opinion, still expand at a healthy rate. Asia, Europe, and Latin America are also accelerating moderately. Corporate profits have increased significantly in the United States and are healthy in emerging markets. In Japan and Europe, the profits improvement has been more limited, but we believe there are a growing number of stocks with an improving outlook.

Around the world, governments and central banks also are likely to continue policies aimed at increasing growth. Only the Bank of England has begun to raise interest rates, and we think the effects of this will be limited. In the United States, the Federal Reserve Board has indicated that it is likely to keep short-term interest rates low, and the cut in income tax rates gives consumers more money to spend. The European Central Bank is also unlikely to raise rates. In Germany and France, the government budgets have gone into deficit in an effort to stimulate growth. We do not anticipate that interest rates will increase in the next several months because there is little inflationary pressure. Demand is unlikely to exceed supply because in developed economies there is still a considerable amount of unused production capacity and in China capacity continues to expand. Amid these conditions, we are focused on identifying companies in a variety of sectors and markets that can tap into opportunities to achieve earnings growth, and we will seek to purchase stocks of these companies when we believe they are undervalued and poised to appreciate.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments.


Performance summary

This section provides information about your fund's performance during its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

-------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------
                        Class A           Class B          Class C         Class M           Class R
(inception dates)       (7/1/94)         (7/1/94)         (2/1/99)         (7/3/95)         (1/21/03)
-------------------------------------------------------------------------------------------------------
                       NAV    POP       NAV    CDSC      NAV    CDSC      NAV    POP           NAV
-------------------------------------------------------------------------------------------------------
1 year                21.56% 14.57%    20.88%  15.88%   20.70%  19.70%   21.22% 16.98%        21.39%
-------------------------------------------------------------------------------------------------------
5 years               24.95  17.76     20.79   19.17    20.85   20.85    22.34  18.05         23.54
Annual average         4.56   3.32      3.85    3.57     3.86    3.86     4.11   3.38          4.32
-------------------------------------------------------------------------------------------------------
Life of fund         146.41 132.24    132.40  132.40   131.88  131.88   137.97 129.64        141.01
Annual average        10.15   9.45      9.46    9.46     9.43    9.43     9.74   9.32          9.89
-------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of Putnam Global Equity Fund.


------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/03
------------------------------------------------------------------------
                                        Lipper Global
                       MSCI World      Funds category
                         Index            average*
------------------------------------------------------------------------
1 year                   23.71%            23.59%
------------------------------------------------------------------------
5 years                  -0.92             17.23
Annual average           -0.18              2.81
------------------------------------------------------------------------
Life of fund             78.32             99.84
Annual average            6.39              7.50
------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 5-year, and life-of-fund periods ended 10/31/03, there were 326, 170, and 53 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/1/94 to 10/31/03

                      Fund's class A              MSCI World
Date                   shares at POP                Index

7/1/94                     9,425                   10,000
10/31/94                   9,913                   10,503
10/31/95                  11,837                   11,499
10/31/96                  13,885                   13,373
10/31/97                  17,246                   15,615
10/31/98                  18,587                   17,998
10/31/99                  26,185                   22,482
10/31/00                  31,302                   22,728
10/31/01                  21,644                   16,929
10/31/02                  19,105                   14,414
10/31/03                 $23,224                  $17,832

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $23,240 and $23,188, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $23,797 ($22,964 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $24,101. See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------------------------------
                           Class A          Class B          Class C          Class M          Class R
-------------------------------------------------------------------------------------------------------
Distributions (number)        1               --               --               --               --
-------------------------------------------------------------------------------------------------------
Income                     $0.017             --               --               --               --
-------------------------------------------------------------------------------------------------------
Capital gains                 --              --               --               --               --
-------------------------------------------------------------------------------------------------------
Total                      $0.017             --               --               --               --
-------------------------------------------------------------------------------------------------------
Share value:             NAV    POP          NAV              NAV           NAV   POP           NAV
-------------------------------------------------------------------------------------------------------
10/31/02                $5.94  $6.30        $5.46            $5.75         $5.75   $5.96         --
-------------------------------------------------------------------------------------------------------
1/21/03*                   --     --           --               --            --      --       $6.03
-------------------------------------------------------------------------------------------------------
10/31/03                 7.20   7.64         6.60             6.94          6.97    7.22        7.19
-------------------------------------------------------------------------------------------------------

* Inception date of class R shares.




-------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------
                       Class A           Class B          Class C           Class M            Class R
(inception dates)     (7/1/94)          (7/1/94)          (2/1/99)          (7/3/95)          (1/21/03)
-------------------------------------------------------------------------------------------------------
                     NAV    POP        NAV   CDSC        NAV   CDSC        NAV    POP            NAV
-------------------------------------------------------------------------------------------------------
1 year              23.19%  16.11%    22.27%  17.27%    22.08%  21.08%    22.64%  18.34%        23.01%
-------------------------------------------------------------------------------------------------------
5 years             26.64   19.36     22.21   20.57     22.36   22.36     23.93   19.59         25.12
Annual average       4.84    3.60      4.09    3.81      4.12    4.12      4.38    3.64          4.58
-------------------------------------------------------------------------------------------------------
Life of fund       133.75  120.31    120.43  120.43    119.85  119.85    125.68  117.78        128.61
Annual average       9.62    8.92      8.93    8.93      8.89    8.89      9.20    8.78          9.36
-------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charges or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Citigroup (formerly Salomon Smith Barney) World Government Bond Index is
an unmanaged index of   government bonds from 14 countries.

JP Morgan (formerly Chase) Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Independent auditors' report

The Board of Trustees and Shareholders
Putnam Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Putnam Global Equity Fund, including the fund's portfolio, as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the three-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Equity Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the three-year period then ended, and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
December 3, 2003


The fund's portfolio
October 31, 2003

Common stocks (99.4%) (a)
Number of shares                                                          Value

Aerospace and Defense (1.1%)
-------------------------------------------------------------------------------
       502,200 Boeing Co. (The)                                     $19,329,678
       334,100 Lockheed Martin Corp.                                 15,488,876
                                                                 --------------
                                                                     34,818,554

Airlines (0.8%)
-------------------------------------------------------------------------------
     1,327,300 Southwest Airlines Co.                                25,749,620

Automotive (1.8%)
-------------------------------------------------------------------------------
       360,460 Bayerische Motoren Werke (BMW) AG
               (Germany)                                             14,454,212
        47,478 Porsche AG (Preferred) (Germany)                      23,287,513
       665,500 Toyota Motor Corp. (Japan)                            18,953,731
                                                                 --------------
                                                                     56,695,456

Banking (12.9%)
-------------------------------------------------------------------------------
       834,164 Allied Irish Banks PLC (Ireland)                      12,196,924
     1,581,382 Bank of New York Co., Inc. (The)                      49,323,305
       208,239 Comerica, Inc.                                        10,720,144
       570,100 Commerce Bancorp, Inc.                                27,558,634
       963,600 Fifth Third Bancorp                                   55,850,256
    21,790,736 Grupo Financiero BBVA Bancomer SA de
               CV (Mexico) (NON)                                     18,500,453
     5,292,231 HSBC Holdings PLC (United Kingdom)                    79,476,423
       194,742 M&T Bank Corp.                                        18,286,274
       715,052 Royal Bank of Scotland Group PLC
               (United Kingdom)                                      19,159,140
       452,800 State Street Corp.                                    23,708,608
     2,473,766 U.S. Bancorp                                          67,335,911
       466,154 Unibanco-Uniao de Bancos Brasileiros
               SA GDR (Brazil)                                       10,306,665
       244,700 Zions Bancorp.                                        14,997,663
                                                                 --------------
                                                                    407,420,400

Beverage (1.0%)
-------------------------------------------------------------------------------
       687,000 Companhia de Bebidas das Americas
               (AmBev) ADR (Brazil)                                  14,564,400
       678,825 Interbrew (Belgium)                                   15,890,426
                                                                 --------------
                                                                     30,454,826

Biotechnology (2.0%)
-------------------------------------------------------------------------------
       646,700 Amgen, Inc. (NON)                                     39,940,192
       163,000 Genzyme Corp. (NON)                                    7,481,700
       453,000 IDEC Pharmaceuticals Corp. (NON)                      15,913,890
                                                                 --------------
                                                                     63,335,782

Broadcasting (1.9%)
-------------------------------------------------------------------------------
           671 Fuji Television Network, Inc.
               (Japan)                                                3,571,747
     1,566,790 Mediaset SpA (Italy)                                  15,825,185
       355,463 Societe Television Francaise I
               (France)                                              10,659,390
       756,900 Viacom, Inc. Class B                                  30,177,603
                                                                 --------------
                                                                     60,233,925

Cable Television (2.2%)
-------------------------------------------------------------------------------
     1,287,600 Comcast Corp. Class A (NON)                           43,675,392
       782,617 Comcast Corp. Class A (Special)
               (NON)                                                 25,528,967
                                                                 --------------
                                                                     69,204,359

Chemicals (0.8%)
-------------------------------------------------------------------------------
       310,470 BASF AG (Germany)                                     14,253,942
     1,096,000 Reliance Industries, Ltd. (Poland)                    11,763,072
                                                                 --------------
                                                                     26,017,014

Commercial and Consumer Services (1.5%)
-------------------------------------------------------------------------------
       554,000 SECOM Co., Ltd. (Japan)                               21,676,069
           516 Yahoo Japan Corp. (Japan) (NON)                        7,653,139
       380,200 Yahoo!, Inc. (NON)                                    16,614,740
                                                                 --------------
                                                                     45,943,948

Communications Equipment (1.9%)
-------------------------------------------------------------------------------
     2,003,700 Nokia OYJ ADR (Finland)                               34,042,863
       561,000 QUALCOMM, Inc.                                        26,647,500
                                                                 --------------
                                                                     60,690,363

Computers (2.2%)
-------------------------------------------------------------------------------
     6,229,000 Compal Electronics, Inc. (Taiwan)                      9,451,783
     1,061,116 Dell, Inc. (NON)                                      38,327,510
       160,740 NCSoft Corp. (South Korea) (NON)                       8,560,118
       589,200 Network Appliance, Inc. (NON)                         14,541,456
                                                                 --------------
                                                                     70,880,867

Conglomerates (1.9%)
-------------------------------------------------------------------------------
         7,416 Berkshire Hathaway, Inc. Class B
               (NON)                                                 19,225,980
     2,011,342 Tyco International, Ltd. (Bermuda)                    41,996,821
                                                                 --------------
                                                                     61,222,801

Construction (0.6%)
-------------------------------------------------------------------------------
       410,400 Cemex SA de CV ADR (Mexico)                            9,849,600
     1,895,001 Rinker Group, Ltd. (Australia)                         8,537,595
                                                                 --------------
                                                                     18,387,195

Consumer Cyclicals (0.9%)
-------------------------------------------------------------------------------
       186,850 Gucci Group NV (Netherlands) (NON)                    16,103,582
       164,581 LVMH Moet Hennessy Louis Vuitton SA
               (France)                                              11,372,339
                                                                 --------------
                                                                     27,475,921

Consumer Finance (3.0%)
-------------------------------------------------------------------------------
       506,600 Capital One Financial Corp.                           30,801,280
       362,800 Credit Saison Co., Ltd. (Japan)                        7,592,721
     2,256,150 MBNA Corp.                                            55,839,713
                                                                 --------------
                                                                     94,233,714

Consumer Goods (1.3%)
-------------------------------------------------------------------------------
     1,993,659 Reckitt Benckiser PLC (United
               Kingdom)                                              41,949,695

Electric Utilities (0.9%)
-------------------------------------------------------------------------------
       512,488 Edison International (NON)                            10,101,138
     1,060,267 Iberdrola SA (Spain)                                  17,684,199
                                                                 --------------
                                                                     27,785,337

Electronics (4.3%)
-------------------------------------------------------------------------------
        99,000 FUNAI Electric Co., Ltd. (Japan)                      13,196,997
       658,500 Omron Corp. (Japan)                                   14,440,264
       118,480 Samsung Electronics Co., Ltd. (South
               Korea)                                                47,071,513
       322,800 SanDisk Corp. (NON)                                   26,017,680
       922,619 STMicroelectronics NV (Switzerland)                   24,557,045
    11,447,000 United Microelectronics Corp.
               (Taiwan) (NON)                                        10,489,149
                                                                 --------------
                                                                    135,772,648

Financial (5.0%)
-------------------------------------------------------------------------------
     1,573,240 Citigroup, Inc.                                       74,571,576
     1,505,600 Freddie Mac                                           84,509,328
                                                                 --------------
                                                                    159,080,904

Food (1.7%)
-------------------------------------------------------------------------------
       267,000 Krispy Kreme Doughnuts, Inc. (NON)                    11,566,440
       196,654 Nestle SA (Switzerland)                               43,308,072
                                                                 --------------
                                                                     54,874,512

Forest Products and Packaging (0.3%)
-------------------------------------------------------------------------------
       363,800 Aracruz Celulose SA ADR (Brazil)                      10,222,780

Gaming & Lottery (1.1%)
-------------------------------------------------------------------------------
       370,700 GTECH Holdings Corp.                                  16,562,876
       452,400 Harrah's Entertainment, Inc.                          19,679,400
                                                                 --------------
                                                                     36,242,276

Health Care Services (1.4%)
-------------------------------------------------------------------------------
       581,000 Cardinal Health, Inc.                                 34,476,540
       304,900 Medco Health Solutions, Inc. (NON)                    10,122,680
                                                                 --------------
                                                                     44,599,220

Insurance (4.4%)
-------------------------------------------------------------------------------
     1,400,971 Aegon NV (Netherlands)                                18,367,772
       778,100 American International Group, Inc.                    47,331,823
    15,791,000 Cathay Financial Holding Co., Ltd.
               (Taiwan)                                              26,054,685
       125,920 Muenchener
               Rueckversicherungs-Gesellschaft AG
               (Germany)                                             15,016,209
       125,920 Muenchener
               Rueckversicherungs-Gesellschaft AG
               (Rights) (Germany) (NON)                               1,040,597
       262,400 Radian Group, Inc.                                    13,880,960
       264,737 XL Capital, Ltd. Class A (Bermuda)                    18,399,222
                                                                 --------------
                                                                    140,091,268

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------
       986,400 Charles Schwab Corp. (The)                            13,375,584
       500,800 JPMorgan Chase & Co.                                  17,978,720
                                                                 --------------
                                                                     31,354,304

Lodging/Tourism (0.6%)
-------------------------------------------------------------------------------
       635,900 Royal Caribbean Cruises, Ltd.                         18,892,589

Medical Technology (1.0%)
-------------------------------------------------------------------------------
        25,600 Inamed Corp. (NON)                                     2,211,072
       576,900 Medtronic, Inc.                                       26,289,333
        33,000 Varian Medical Systems, Inc. (NON)                     2,110,020
                                                                 --------------
                                                                     30,610,425

Metals (2.6%)
-------------------------------------------------------------------------------
     4,749,504 BHP Billiton PLC (United Kingdom)                     37,295,028
       295,700 Companhia Vale do Rio Doce (CVRD)
               ADR (Brazil)                                          13,528,275
     1,276,718 Rio Tinto PLC (United Kingdom)                        30,958,753
                                                                 --------------
                                                                     81,782,056

Natural Gas Utilities (0.5%)
-------------------------------------------------------------------------------
     4,677,000 Tokyo Gas Co., Ltd. (Japan)                           16,043,940

Office Equipment & Supplies (0.6%)
-------------------------------------------------------------------------------
       403,000 Canon, Inc. (Japan)                                   19,508,280

Oil & Gas (6.2%)
-------------------------------------------------------------------------------
       576,830 Canadian Natural Resources, Ltd.
               (Canada)                                              24,506,193
    14,251,000 CNOOC, Ltd. (Hong Kong)                               26,886,255
       506,149 EnCana Corp. (Canada)                                 17,386,270
       504,123 Petroleo Brasileiro SA ADR (Brazil)                   11,846,891
       656,786 Total SA Class B (France)                            102,064,223
       287,974 YUKOS ADR (Russia)                                    13,304,399
                                                                 --------------
                                                                    195,994,231

Pharmaceuticals (8.5%)
-------------------------------------------------------------------------------
       143,300 Allergan, Inc.                                        10,836,346
     1,339,655 AstraZeneca PLC (United Kingdom)                      62,923,853
       715,800 Forest Laboratories, Inc. (NON)                       35,797,158
     1,390,752 GlaxoSmithKline PLC (United Kingdom)                  29,782,784
       772,000 Johnson & Johnson                                     38,854,760
       282,598 Novartis AG (Switzerland)                             10,774,710
     2,593,304 Pfizer, Inc.                                          81,948,406
                                                                 --------------
                                                                    270,918,017

Photography/Imaging (0.3%)
-------------------------------------------------------------------------------
       853,400 Xerox Corp. (NON)                                      8,960,700

Publishing (0.6%)
-------------------------------------------------------------------------------
     1,649,408 Reed Elsevier NV (Netherlands)                        18,365,884

Railroads (0.3%)
-------------------------------------------------------------------------------
       115,800 Canadian National Railway Co.
               (Canada)                                               6,971,160
        58,187 Union Pacific Corp.                                    3,642,506
                                                                 --------------
                                                                     10,613,666

Real Estate (0.3%)
-------------------------------------------------------------------------------
     1,049,000 Sun Hung Kai Properties, Ltd. (Hong
               Kong)                                                  8,882,160

Retail (6.4%)
-------------------------------------------------------------------------------
       360,990 AutoZone, Inc. (NON)                                  34,691,139
     9,481,946 Dixons Group PLC (United Kingdom)                     21,842,058
           359 Industria de Diseno Textil (Inditex)
               SA (Spain)                                                 7,415
       538,800 Kohl's Corp. (NON)                                    30,210,516
       789,255 Lowe's Companies, Inc.                                46,510,797
     1,316,315 TJX Cos., Inc. (The)                                  27,629,452
       730,000 Wal-Mart Stores, Inc.                                 43,033,500
                                                                 --------------
                                                                    203,924,877

Semiconductor (0.3%)
-------------------------------------------------------------------------------
       688,000 Nikon Corp. (Japan)                                   10,448,335

Software (4.0%)
-------------------------------------------------------------------------------
       229,900 KONAMI Corp. (Japan)                                   7,007,871
     3,697,300 Microsoft Corp.                                       96,684,395
     1,863,681 T-Online International AG (Germany)
               (NON)                                                 24,109,321
                                                                 --------------
                                                                    127,801,587

Technology Services (1.0%)
-------------------------------------------------------------------------------
       638,656 Accenture, Ltd. Class A (Bermuda)
               (NON)                                                 14,944,550
       593,200 Checkfree Corp. (NON)                                 16,330,796
                                                                 --------------
                                                                     31,275,346

Telecommunications (4.0%)
-------------------------------------------------------------------------------
       407,080 KT Corp. (South Korea)                                16,207,494
        23,951 NTT DoCoMo, Inc. (Japan)                              51,868,408
     1,314,412 Portugal Telecom SGPS SA (Portugal)                   11,045,568
        84,125 SK Telecom Co., Ltd. (South Korea)                    14,862,320
     1,013,780 Telefonos de Mexico SA de CV
               (Telmex) ADR Class L (Mexico)                         32,593,027
                                                                 --------------
                                                                    126,576,817

Textiles (0.5%)
-------------------------------------------------------------------------------
       237,300 Nike, Inc.                                            15,163,470

Tobacco (3.7%)
-------------------------------------------------------------------------------
       962,995 Altadis SA (Spain)                                    23,348,370
     1,657,849 Altria Group, Inc.                                    77,089,979
       332,600 R.J. Reynolds Tobacco Holdings, Inc.                  15,974,778
                                                                 --------------
                                                                    116,413,127

Water Utilities (0.1%)
-------------------------------------------------------------------------------
       116,520 Veolia Environnement (France)                          2,600,279
                                                                 --------------
               Total Common stocks (cost $2,891,301,437)         $3,149,513,475

Short-term investments (4.3%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
   $74,980,293 Short-term investments held as
               collateral for loaned securities
               with a yield of 0.97% and a due date
               of November 3, 2003 (d)                              $74,978,274
    54,092,593 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.95% to 1.15%
               and due dates ranging from November
               3, 2003 to December 24, 2003 (d)                      54,092,593
     7,150,000 U.S. Treasury Bill zero %, November
               6, 2003 (SEG)                                          7,148,922
                                                                 --------------
               Total Short-term investments (cost $136,219,789)    $136,219,789
-------------------------------------------------------------------------------
               Total Investments (cost $3,027,521,226)           $3,285,733,264
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,169,799,881.

(NON) Non-income-producing security.

(SEG) This security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 2003.

  (d) See Note 1 to the financial statements.

      ADR or GDR after the name of a foreign holding stands for American Depositary Receipts or Global Depositary Receipts, respectively, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at October 31, 2003: (as a percentage of Market Value)

          Belgium                                         0.5%
          Bermuda                                         2.3
          Brazil                                          1.8
          Canada                                          1.5
          Finland                                         1.0
          France                                          3.9
          Germany                                         2.8
          Hong Kong                                       1.1
          Italy                                           0.5
          Japan                                           5.8
          Mexico                                          1.9
          Netherlands                                     1.6
          South Korea                                     2.6
          Spain                                           1.2
          Switzerland                                     2.4
          Taiwan                                          1.4
          United Kingdom                                  9.8
          United States                                  56.1
          Other                                           1.8
                                                      -------
          Total                                         100.0%


------------------------------------------------------------------------------------------------------
Forward currency contracts to buy at October 31, 2003
(aggregate face value $154,342,411)
------------------------------------------------------------------------------------------------------
                                         Market         Aggregate          Delivery        Unrealized
                                          value        face value              date      appreciation
------------------------------------------------------------------------------------------------------
Australian Dollars                  $68,899,847       $62,753,584          12/17/03        $6,146,263
Euro                                 62,542,614        62,257,308          12/17/03           285,306
Mexican Pesos                        14,482,230        14,451,301          12/17/03            30,929
Norwegian Krone                      15,969,924        14,880,218          12/17/03         1,089,706
------------------------------------------------------------------------------------------------------
                                                                                           $7,552,204
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Forward currency contracts to sell at October 31, 2003
(aggregate face value $154,885,026)
------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                         Market         Aggregate          Delivery     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Australian Dollars                  $68,899,845       $66,767,886          12/17/03       $(2,131,959)
Euro                                 62,542,614        58,677,693          12/17/03        (3,864,921)
Mexican Pesos                        14,482,231        14,509,705          12/17/03            27,474
Norwegian Krone                      15,969,925        14,929,742          12/17/03        (1,040,183)
------------------------------------------------------------------------------------------------------
                                                                                          $(7,009,589)
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
Futures contracts outstanding at October 31, 2003
------------------------------------------------------------------------------------------------------
                                                                                           Unrealized
                                         Market         Aggregate        Expiration     appreciation/
                                          value        face value              date    (depreciation)
------------------------------------------------------------------------------------------------------
Dow Jones Euro
Stoxx 50 (Long)                     $10,065,228       $10,002,928            Dec-03           $62,300
New Financial Times
Stock Exchange
100 Index (Long)                      8,895,726         9,020,975            Dec-03          (125,249)
Tokyo Price Index (Long)              7,427,389         7,828,135            Dec-03          (400,746)
------------------------------------------------------------------------------------------------------
                                                                                            $(463,695)
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2003

Assets
-------------------------------------------------------------------------------
Investments in securities, at value, including $72,598,921
of securities on loan (identified cost $3,027,521,226)
(Note 1)                                                       $3,285,733,264
-------------------------------------------------------------------------------
Cash                                                                  186,053
-------------------------------------------------------------------------------
Foreign currency (cost $5,952,438) (Note 1)                         5,965,150
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           6,129,436
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              2,028,313
-------------------------------------------------------------------------------
Receivable for securities sold                                     11,748,525
-------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)             8,311,549
-------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)           5,884,204
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                              196,062
-------------------------------------------------------------------------------
Total assets                                                    3,326,182,556

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   24,449,505
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         39,405,285
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        5,183,153
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            508,958
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                378,068
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,781
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,098,879
-------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                7,768,934
-------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)              2,076,067
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                 74,978,274
-------------------------------------------------------------------------------
Other accrued expenses                                                532,771
-------------------------------------------------------------------------------
Total liabilities                                                 156,382,675
-------------------------------------------------------------------------------
Net assets                                                     $3,169,799,881

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $5,549,496,198
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       55,199,905
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                 (2,693,488,508)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                 258,592,286
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $3,169,799,881

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,453,151,368 divided by 340,526,320 shares)                          $7.20
-------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.20)*                  $7.64
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($579,872,794 divided by 87,896,527 shares)**                           $6.60
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($46,663,077 divided by 6,723,808 shares)**                             $6.94
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($44,069,848 divided by 6,326,210 shares)                               $6.97
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $6.97)*                  $7.22
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($1,193 divided by 166 shares)                            $7.19
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($46,041,601 divided by 6,202,775 shares)                 $7.42
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2003

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $4,536,713)                      $62,598,954
-------------------------------------------------------------------------------
Interest                                                              517,329
-------------------------------------------------------------------------------
Securities lending                                                    253,288
-------------------------------------------------------------------------------
Total investment income                                            63,369,571

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   20,022,102
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                      7,267,233
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             83,855
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       39,567
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,826,812
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               5,512,232
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 457,754
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 326,087
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                       4
-------------------------------------------------------------------------------
Other                                                               3,071,600
-------------------------------------------------------------------------------
Total expenses                                                     42,607,246
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (2,628,294)
-------------------------------------------------------------------------------
Net expenses                                                       39,978,952
-------------------------------------------------------------------------------
Net investment income                                              23,390,619
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   12,734,364
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     8,487,549
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)        31,373,958
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                   (463,221)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                         512,742,058
-------------------------------------------------------------------------------
Net gain on investments                                           564,874,708
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $588,265,327
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                 Eight months
                                                  Year ended            ended       Year ended
                                                  October 31       October 31      February 28
Increase (decrease) in net assets                       2003            2002*           2002**
----------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------
Net investment income                            $23,390,619       $2,589,369       $1,023,839
----------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                     52,595,871     (231,294,669)    (185,000,889)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               512,278,837      198,954,331      (47,535,465)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                        588,265,327      (29,750,969)    (231,512,515)
----------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
----------------------------------------------------------------------------------------------
  From net investment income
   Class A                                        (6,750,533)      (2,918,182)        (442,781)
----------------------------------------------------------------------------------------------
   Class M                                                --          (45,375)              --
----------------------------------------------------------------------------------------------
   Class Y                                          (619,818)              --               --
----------------------------------------------------------------------------------------------
From return of capital
   Class A                                                --               --         (682,651)
----------------------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Notes 4 and 5)                    (641,100,871)   2,334,610,902      (16,734,521)
----------------------------------------------------------------------------------------------
Total increase (decrease) in net assets          (60,205,895)   2,301,896,376     (249,372,468)

Net assets
----------------------------------------------------------------------------------------------
Beginning of year                              3,230,005,776      928,109,400    1,177,481,868
----------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $55,199,905 and
$5,898,510 and distributions in excess of
net investment income of $157,503,
respectively)                                 $3,169,799,881   $3,230,005,776     $928,109,400
----------------------------------------------------------------------------------------------
 * The fund changed its fiscal year end from February 28 to October 31 (Note 5).

** The year ended February 28, 2002 Statement of changes in net assets is for the former Putnam Global Equity Fund, the accounting survivor in the September 23, 2002 merger with Putnam Global Growth Fund (Note 5).

   The accompanying notes are an integral part of these financial statements.




Financial highlights**
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                                           Eight
                                            Year          months                                           Year            Year
                                           ended           ended                Year ended                ended           ended
Per-share                                Oct. 31         Oct. 31                  Feb. 28               Feb. 29         Feb. 28
operating performance                       2003           2002+           2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.94           $7.01           $8.62          $13.17           $9.28           $8.98
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .06             .02             .03             .11            (.01)            .01
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.22           (1.05)          (1.62)          (2.95)           5.70            1.14
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.28           (1.03)          (1.59)          (2.84)           5.69            1.15
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                           (.02)           (.04)           (.01)           (.01)           (.18)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.62)          (1.62)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --            (.01)           (.08)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.02)           (.04)           (.02)          (1.71)          (1.80)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $7.20           $5.94           $7.01           $8.62          $13.17           $9.28
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     21.56          (14.72)*        (18.44)         (22.20)          63.14           13.08
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $2,453,151      $2,415,850        $579,544        $620,053        $623,649        $302,556
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.25             .90*           1.25            1.17            1.20            1.26
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .92             .29*            .37             .93            (.14)            .17
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     81.86           91.14* (d)     102.99          199.32          209.44          241.46
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction (Note 5).

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
                                                           Eight
                                            Year          months                                           Year            Year
                                           ended           ended                Year ended                ended           ended
Per-share                                Oct. 31         Oct. 31                  Feb. 28               Feb. 29         Feb. 28
operating performance                       2003           2002+           2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.46           $6.44           $7.95          $12.22           $8.65           $8.44
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)              .01            (.01)           (.02)            .05            (.08)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.13            (.97)          (1.49)          (2.75)           5.30            1.06
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.14            (.98)          (1.51)          (2.70)           5.22            1.01
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --              --              --              --            (.12)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.54)          (1.53)           (.80)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.03)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --              --              --           (1.57)          (1.65)           (.80)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $6.60           $5.46           $6.44           $7.95          $12.22           $8.65
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     20.88          (15.20)*        (19.01)         (22.76)          62.03           12.33
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $579,873        $574,021        $286,836        $469,505        $709,891        $377,386
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   2.00            1.40*           1.98            1.87            1.88            1.92
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                    .17            (.12)*          (.32)            .41            (.81)           (.49)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     81.86           91.14* (d)     102.99          199.32          209.44          241.46
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction (Note 5).

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund (Note 5).

    The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     For the
                                                        Eight                                                         period
                                         Year          months                                           Year         Feb. 1,
                                        ended           ended                Year ended                ended          1999++
Per-share                             Oct. 31         Oct. 31                  Feb. 28               Feb. 29      to Feb. 28
operating performance                    2003           2002+           2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                     $5.75           $6.77           $8.37          $12.81           $9.09           $9.44
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)           .01            (.01)           (.03)            .01            (.09)             -- (e)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               1.18           (1.01)          (1.57)          (2.84)           5.56            (.35)
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    1.19           (1.02)          (1.60)          (2.83)           5.47            (.35)
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                          --              --              --              -- (e)        (.16)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                             --              --              --           (1.59)          (1.59)             --
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                     --              --              --            (.02)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                        --              --              --           (1.61)          (1.75)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period          $6.94           $5.75           $6.77           $8.37          $12.81           $9.09
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  20.70          (15.08)*        (19.06)         (22.68)          61.94           (3.68)*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $46,663         $49,207         $29,088         $40,530         $25,539            $190
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                2.00            1.40*           1.98            1.87            1.88             .15*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                 .16            (.09)*          (.33)            .15           (1.04)           (.05)*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  81.86           91.14* (d)     102.99          199.32          209.44          241.46
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

 ++ Commencement of operations.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction (Note 5).

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights**
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
                                                           Eight
                                            Year          months                                           Year            Year
                                           ended           ended                Year ended                ended           ended
Per-share                                Oct. 31         Oct. 31                 Feb. 28                Feb. 29         Feb. 28
operating performance                       2003           2002+           2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                        $5.75           $6.78           $8.35          $12.79           $9.04           $8.79
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)             .03              -- (e)        (.01)            .06            (.06)           (.02)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  1.19           (1.02)          (1.56)          (2.87)           5.55            1.10
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       1.22           (1.02)          (1.57)          (2.81)           5.49            1.08
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                             --            (.01)             --              -- (e)        (.14)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --              --              --           (1.60)          (1.60)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                        --              --              --            (.03)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                           --            (.01)             --           (1.63)          (1.74)           (.83)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $6.97           $5.75           $6.78           $8.35          $12.79           $9.04
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                     21.22          (15.04)*        (18.80)         (22.61)          62.48           12.61
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $44,070         $46,210         $32,641         $47,393         $58,625         $29,384
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                   1.75            1.24*           1.73            1.62            1.63            1.67
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)             .41             .10*           (.08)            .56            (.56)           (.25)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     81.86           91.14* (d)     102.99          199.32          209.44          241.46
---------------------------------------------------------------------------------------------------------------------------------


  + The fund changed its fiscal year end from February 28 to October 31.

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to Putnam Global Equity Fund. The above financial highlights for the periods prior to October 31, 2002 are those of the former Putnam Global Equity Fund, which have been restated to give effect for this transaction (Note 5).

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global Growth and Income Fund and Putnam Global Equity Fund (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                     January 21,
                                                                                                                          2003++
Per-share                                                                                                          to October 31
operating performance                                                                                                       2003
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                        $6.03
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                                                    .03
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                         1.13
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                                                       1.16
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                              $7.19
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                                                     19.24*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                                $1
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                                                   1.17*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                                                    .52*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                     81.86
---------------------------------------------------------------------------------------------------------------------------------


 ++ Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.


Financial highlights**
(For a common share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------
                                                                                                          For the
                                                                                                           period
                                                                                             Year   September 23,
                                                                                            ended         2002 to
Per-share                                                                              October 31      October 31
operating performance                                                                        2003            2002
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                         $6.12           $5.89
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                                                     .06              -- (e)
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                          1.27             .23
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                        1.33             .23
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                            (.03)             --
------------------------------------------------------------------------------------------------------------------
Total distributions                                                                          (.03)             --
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                               $7.42           $6.12
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                      21.90            3.90*
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                            $46,042        $144,718
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                    1.00             .12*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                                    1.18             .03*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                      81.86           91.14* (d)
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

 ** On September 23, 2002, Putnam Global Growth Fund acquired the net assets of both Putnam Global
    Equity Fund and Putnam Global Growth and Income Fund. Putnam Global Growth Fund was the legal survivor and Putnam Global Equity Fund was the accounting and performance survivor in this transaction. The former Putnam Global Equity Fund did not hold any class Y shares. In addition, on October 1, 2002, the merged fund changed its name from Putnam Global Growth Fund to
    Putnam Global Equity Fund (Note 5).

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through brokerage service and expense offset arrangements (Note 2).

(d) Portfolio turnover excludes the impact of assets received from the merger of Putnam Global
    Growth and Income Fund and Putnam Global Equity Fund (Note 5).

(e) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2003

Note 1
Significant accounting policies

Putnam Global Equity Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily through a diversified portfolio of growth and value stocks issued by companies worldwide.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on January 21, 2003. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B, class C and class M shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B and class C shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

A redemption fee of 1.00%, which is retained by the fund, may apply to shares of any class redeemed (either by selling or exchanging to another fund) within 90 days of purchase.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At October 31, 2003, the value of securities loaned amounted to $72,598,921. The fund received cash collateral of which $74,978,274 is pooled with collateral of other Putnam funds into 1 issuer of high-grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2003, the fund had a capital loss carryover of $2,673,585,169 available to the extent allowed by tax law to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover  Expiration
--------------------------------
  $195,414,672  October 31, 2008
 1,784,083,732  October 31, 2009
   660,405,875  October 31, 2010
    33,680,890  October 31, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, nontaxable dividends, realized and unrealized gains and losses on certain futures contracts and realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2003, the fund reclassified $33,281,127 to increase undistributed net investment income and $120,735,118 to decrease paid-in-capital with a decrease to accumulated net realized losses of $87,453,991.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $338,507,042
Unrealized depreciation           (100,198,343)
                                  ------------
Net unrealized appreciation        238,308,699
Undistributed ordinary income       55,742,521
Capital loss carryforward       (2,673,585,169)
Cost for federal income
tax purposes                    $3,047,424,565


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, 0.53% of the next $5 billion, 0.52% of the next $5 billion, 0.51% of the next $5 billion, 0.50% of the next $5 billion, 0.49% of the next $5 billion, 0.48% of the next $8.5 billion and 0.47% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2003, the fund's expenses were reduced by $2,628,294 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,855 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $162,415 and $5,598 from the sale of class A and class M shares, respectively, and received $947,702 and $1,842 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2003, Putnam Retail Management, acting as underwriter, received $3,828 and no monies on class A and class M redemptions, respectively.

Note 3
Purchase and sales of securities

During the year ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,442,538,986 and $3,032,047,449, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At October 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         41,932,671      $258,373,943
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,085,178         6,445,955
----------------------------------------------------------------
                                    43,017,849       264,819,898

Shares repurchased                (109,384,215)     (677,548,972)
----------------------------------------------------------------
Net decrease                       (66,366,366)    $(412,729,074)
----------------------------------------------------------------

                             Eight months ended October 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         36,472,723      $238,095,906
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       474,310         2,776,587
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Global
Growth and
Income Fund                          8,890,470        50,808,881
----------------------------------------------------------------
Outstanding shares
of the former Putnam
Global Growth Fund
on merger date                     337,876,743     1,930,968,844
----------------------------------------------------------------
                                   383,714,246     2,222,650,218

Shares repurchased                 (59,491,236)     (376,091,045)
----------------------------------------------------------------
Net increase                       324,223,010    $1,846,559,173
----------------------------------------------------------------

                                    Year ended February 28, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         79,623,235      $611,269,812
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       147,312         1,065,166
----------------------------------------------------------------
                                    79,770,547       612,334,978

Shares repurchased                 (69,097,712)     (518,221,018)
----------------------------------------------------------------
Net increase                        10,672,835       $94,113,960
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          6,828,150       $39,162,309
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     6,828,150        39,162,309

Shares repurchased                 (24,007,629)     (137,023,611)
----------------------------------------------------------------
Net decrease                       (17,179,479)     $(97,861,302)
----------------------------------------------------------------

                             Eight months ended October 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,204,548       $24,699,677
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Global
Growth and
Income Fund                          5,565,683        29,289,144
----------------------------------------------------------------
Outstanding shares
of the former Putnam
Global Growth Fund
on merger date                      70,430,989       370,639,753
----------------------------------------------------------------
                                    80,201,220       424,628,574

Shares repurchased                 (19,679,446)     (116,039,692)
----------------------------------------------------------------
Net increase                        60,521,774      $308,588,882
----------------------------------------------------------------

                                    Year ended February 28, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          9,400,836       $67,050,302
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     9,400,836        67,050,302

Shares repurchased                 (23,913,461)     (167,310,252)
----------------------------------------------------------------
Net decrease                       (14,512,625)    $(100,259,950)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            653,211        $3,897,523
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       653,211         3,897,523

Shares repurchased                  (2,493,236)      (14,956,556)
----------------------------------------------------------------
Net decrease                        (1,840,025)     $(11,059,033)
----------------------------------------------------------------

                             Eight months ended October 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,146,967       $13,886,871
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Global
Growth and
Income Fund                            697,227         3,860,087
----------------------------------------------------------------
Outstanding shares
of the former Putnam
Global Growth Fund
on merger date                       4,775,803        26,440,470
----------------------------------------------------------------
                                     7,619,997        44,187,428

Shares repurchased                  (3,350,794)      (21,357,986)
----------------------------------------------------------------
Net increase                         4,269,203       $22,829,442
----------------------------------------------------------------

                                    Year ended February 28, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,179,829       $30,925,715
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     4,179,829        30,925,715

Shares repurchased                  (4,730,261)      (34,922,875)
----------------------------------------------------------------
Net decrease                          (550,432)      $(3,997,160)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            859,627        $5,197,212
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       859,627         5,197,212

Shares repurchased                  (2,566,145)      (15,558,945)
----------------------------------------------------------------
Net decrease                        (1,706,518)     $(10,361,733)
----------------------------------------------------------------

                             Eight months ended October 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            900,371        $6,035,670
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Global
Growth and
Income Fund                            332,625         1,842,814
----------------------------------------------------------------
Outstanding shares
of the former Putnam
Global Growth Fund
on merger date                       4,066,086        22,527,004
----------------------------------------------------------------
                                     5,299,082        30,405,488

Shares repurchased                  (2,079,927)      (13,288,468)
----------------------------------------------------------------
Net increase                         3,219,155       $17,117,020
----------------------------------------------------------------

                                    Year ended February 28, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,877,038       $20,399,841
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,877,038        20,399,841

Shares repurchased                  (3,736,885)      (26,991,212)
----------------------------------------------------------------
Net decrease                          (859,847)      $(6,591,371)
----------------------------------------------------------------

                                       For the period January 21
                                    (commencement of operations)
                                             to October 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                166            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           166             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               166            $1,000
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,286,043       $14,553,575
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       101,610           619,818
----------------------------------------------------------------
                                     2,387,653        15,173,393

Shares repurchased                 (19,840,961)     (124,264,122)
----------------------------------------------------------------
Net decrease                       (17,453,308)    $(109,090,729)
----------------------------------------------------------------

                               For the period September 23, 2002
                                             to October 31, 2002
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,380,116        $8,108,311
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
Shares issued in
connection with
the merger of
Putnam Global
Growth and
Income Fund                                 --                --
----------------------------------------------------------------
Outstanding shares
of the former Putnam
Global Growth Fund
on merger date                      24,502,582       144,264,344
----------------------------------------------------------------
                                    25,882,698       152,372,655

Shares repurchased                  (2,226,615)      (12,856,270)
----------------------------------------------------------------
Net increase                        23,656,083      $139,516,385
----------------------------------------------------------------

The above capital share activity for the year ended February 28, 2002 is that of the former Putnam Global Equity Fund, the accounting survivor in the September 23, 2002 merger of the former Putnam Global Equity Fund, Putnam Global Growth and Income Fund and Putnam Global Growth Fund. The number of shares in each transaction type have been restated to give effect for this transaction. At the merger date, the former Putnam Global Equity Fund did not hold any class Y shares.

At October 31, 2003, Putnam, LLC owned 166 class R shares of the fund (100% of class R shares outstanding), valued at $1,193.


Note 5
Acquisition of Putnam Global Growth
and Income Fund and Putnam Global
Equity Fund

On September 23, 2002, the fund issued the following shares to acquire the net assets of Putnam Global Growth and Income Fund and Putnam Global Equity Fund in a tax-free exchange approved by the shareholders.

                         Shares                  Shares
                         Issued               Exchanged
------------------------------------------------------------
Putnam Global Growth and Income Fund
Class A               8,890,470               5,541,692
Class B               5,565,683               3,242,558
Class C                 697,227                 423,485
Class M                 332,625                 202,001

------------------------------------------------------------
Putnam Global Equity Fund (former)
Class A              74,290,109              50,627,571
Class B              33,136,662              21,399,769
Class C               3,478,619               2,320,476
Class M               3,965,317               2,659,922

------------------------------------------------------------

The net assets of the fund, the former Putnam Global Equity Fund and Putnam Global Growth and Income Fund on September 20, 2002, valuation date, were $2,494,840,415, $640,176,062 and $85,800,926, respectively.
On September 20, 2002, the fund had unrealized depreciation of $419,169,223, the former Putnam Global Equity Fund had unrealized depreciation of $89,854,863 and Putnam Global Growth and Income Fund had unrealized depreciation of $11,366,116, respectively. The aggregate net assets of the fund immediately following the acquisition were $3,220,817,403. The fund is being managed in accordance with the same investment policies and restrictions, and by the same portfolio management team, as the former Putnam Global Equity Fund. The former Putnam Global Equity Fund was determined to be the accounting and performance survivor. Its accounting records for the periods prior to September 23, 2002 have been carried forward. Subsequent to the transaction, Putnam Global Growth Fund changed its name to Putnam Global Equity Fund. On October 1, 2002, the former Putnam Global Equity Fund then changed its fiscal year end from February 28 to October 31.


Note 6
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 45.57% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2003, the fund hereby designates 92.21%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is Chairman of Putnam Investments and a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2003, there were 102 Putnam Funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of Marsh & McLennan Companies, Inc.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and Principal Financial
Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and Putnam
Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to July 2001,
Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments, Putnam
Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments, Putnam Management and
Putnam Retail Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square, Boston, MA 02109.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN006-203402  005/882/2LT/907/2IU/513  12/03

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Global Equity Fund
Supplement to Annual Report dated 10/31/03

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/03

                                                                        NAV

1 year                                                                21.90%
5 years                                                               25.26
Annual average                                                         4.61
Life of fund (since class A inception, 7/1/94)                       147.02
Annual average                                                        10.18

Share value:                                                            NAV

10/31/02                                                              $6.12
10/31/03                                                              $7.42

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains           Total
                      1         $0.033             --                $0.033
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003